Exhibit 25.3

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
____________________________________________

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

Truist Bank
(Exact name of trustee as specified in its charter)

North Carolina	56-0149200
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. Employer Identification No.)
223 West Nash Street Wilson, NC 27893	27893
(Address of principal executive offices)	(Zip Code)
_____________________________

Patrick Giordano
Vice President
223 West Nash Street
Wilson, NC 27893
(904) 463-6762
(Name, address and telephone number of agent for service)

United Parcel Service, Inc.
(Exact name of obligor as specified in its charter)

Delaware	58-2480149
(Jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

55 Glenlake Parkway, N.E.
Atlanta, Georgia 30328
(404) 828-6000
(Address of principal executive offices)
_____________________________

Debt Securities
(Title of the indenture securities)

4886-0384-2855.1

Item 1.	General Information. Furnish the following information as to the trustee:
(a)	Name and address of each examining or supervising authority to which it is subject.
State of North Carolina – Commissioner of Banks
State of North Carolina
Raleigh, North Carolina

Federal Reserve Bank of Richmond
Post Office Box 27622
Richmond, VA 23261

Federal Deposit Insurance Corporation
Washington, D.C.
(b)	Whether it is authorized to exercise corporate trust powers.
Yes.
Item 2.
Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

Based upon an examination of the books and records of the trustee and upon information furnished by the obligor, the obligor is not an affiliate of the trustee.

Items 3-15	No responses are included for Items 3-15. Responses to those items are not required because, as provided in General Instruction B, the obligor is not in default on any securities issued under indentures under which Truist Bank is a trustee and Truist Bank is not a foreign trustee.
Item 16.
List of Exhibits.
List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission’s Rules of Practice.

Exhibit 1.	A copy of the Articles of Incorporation for Truist Bank, as now in effect, is attached as Exhibit 1 to this Form T-1.
Exhibit 2.	The authority of Truist Bank to commence business was granted under the Articles of Incorporation for Truist Bank, is incorporated herein by reference to Exhibit 1 of this Form T-1.
Exhibit 3.	The authorization to exercise corporate trust powers was granted by the State of North Carolina Commissioner of Banks in the Authority to Act as Fiduciary without Bond Certificate, and is attached as Exhibit 3 to this Form T-1.
Exhibit 4.	A copy of the existing By-Laws of Truist Bank, as now in effect, is attached as Exhibit 4 to this Form T-1.
Exhibit 5.	Not applicable.
Exhibit 6.	The consent of Trustee as required by Section 321(b) of the Trust Indenture Act of 1939, is attached as Exhibit 6.
Exhibit 7.	The Current Report of the Condition of Trustee, published pursuant to law or the requirements of its supervising or examining authority, is attached as Exhibit 7.
Exhibit 8.	Not applicable.
Exhibit 9.	Not applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Truist Bank, a banking corporation organized and existing under the laws of the State of North Carolina, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and the State of Florida, on the 20th day of September, 2022.

TRUIST BANK By: /s/ Patrick Giordano Name: Patrick Giordano Title: Vice President

EXHIBIT 1 TO FORM T-1

EXHIBIT 3 TO FORM T-1

EXHIBIT 4 TO FORM T-1

EXHIBIT 6 TO FORM T-1
Section 321(b) Consent
Pursuant to Section 321(b) of the Trust Indenture Act of 1939, as amended, Truist Bank hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.
                TRUIST BANK
Dated: September 20, 2022
By: /s/ Patrick Giordano
Name:    Patrick Giordano
Title:    Vice President

EXHIBIT 7 TO FORM T-1